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                                                                   Exhibit 10.61


                        SECURITY AGREEMENT -- INVENTORY
                       (OTHER THAN FLOORING) AND PROCEEDS

                               (Gross Accounting)

THE UNDERSIGNED Cashmere Manufacturing Co., Inc. (hereinafter called "Debtor") hereby grants to Capco Financial Company, a division of Cupertino National Bank (hereinafter called "Secured Party"), a security interest in the following described property, consisting of all of the inventory and stock in trade of the Debtor, including all raw materials and work in process and materials to be used or consumed in the business of Debtor, and all products of Debtor; together with all increases in said property and all property of a similar nature hereinafter acquired by Debtor in any of the categories herein described, all of which is hereinafter referred to as "property"; together with all cash and non-cash proceeds of such property, including without limitation chattel paper and accounts receivable.

   Without limiting the generality of the foregoing, the property covered hereby includes the following: (Insert description of type of property covered.)


      All right, title, and interest in inventory, raw materials, work in progress and finished goods now owned or hereafter acquired and products and proceeds thereof:




   This Security Agreement is given to secure the payment and performance of all indebtedness and obligations of Debtor to Secured Party presently existing and hereafter arising, direct or indirect, and interest thereon. Regardless of the adequacy of any security which the Secured Party may at any time hold hereunder, and regardless of the adequacy of any other security which Secured Party may obtain at any of its offices from Debtor in connection with any other transactions, any deposits or other moneys owing from Secured Party at any of its offices to Debtor shall (as collateral in the possession of Secured Party) constitute additional security for, any may be set off against, obligations secured hereby even though said obligations may not then be due. When more than one person is the Debtor, they shall be jointly and severally liable.

 DEBTOR HEREBY REPRESENTS, COVENANTS AND AGREES WITH SECURED PARTY AS FOLLOWS:

1. USE OF PROPERTY: Debtor agrees to comply with any governmental regulation affecting the use of the property and will not use nor permit the use of the property in any unlawful manner. Debtor represents and agrees that the primary use of said property is for use and consumption in his business, for manufacturing and for sale or lease.

2. DEBTOR AND COLLATERAL LOCATION: The address appearing next to Debtor's signature below is the address of Debtor's chief executive office or, if the Debtor has no place of business, his residence. If the collateral is not located at the Debtor's address appearing below, it will be located at:
___________________________________________________________________________

___________________________________________________________________________ .
Debtor will give Secured Party prior written notice of any change in either the Debtor's chief executive office or, if he has no place of business, his residence and of any change in collateral location.

3. INVENTORY: The property covered hereby is and will be at times inventory of the Debtor, and proceeds thereof, and any deposits or moneys owed at any time by Secured Party to Debtor.

4. OWNERSHIP AND LIENS: Debtor owns the property and the same is free and clear of all security interests and encumbrances of every nature. Debtor will not create nor permit the existence of any lien or security interest other than that created hereby on the property without the written consent of Secured Party. Any certificate of title now or hereafter existing on any of the property will be delivered to Secured Party and will recite the interest of Secured Party.

5. TAXES: Debtor will pay before delinquency all taxes or other government charges that are or may become a lien or charge on the property and will pay any tax which may be levied on any obligation secured hereby.

6. REPAIRS AND INSPECTION: Debtor will keep the property in good repair. Secured Party may inspect the property at reasonable times and intervals and may for this purpose enter the premises upon which the property is located.

7. INSURANCE: Debtor will keep the property continuously insured by an insurance approved by Secured Party against fire, theft and other hazards designated any time by Secured Party, in an amount equal to the full insurable value thereby or to all sums secured hereby, with such form of loss-payable clause as designated by and in favor of Secured Party, and will deliver the policies and receipts showing payment of premiums to the Secured Party. In the event of loss, Secured Party shall have full power to collect any and all insurance upon the property and to apply the same at its option to any obligation secured hereby whether or not matured, or to the restoration or repair of the property. Secured Party shall have no liability whatsoever for any loss that may occur by reason or the omission or lack of coverage of any such insurance.

    THE TERMS AND CONDITIONS APPEARING ON THE BACK HEREOF ARE PART OF THIS
                              SECURITY AGREEMENT.


Signed this __________day of ___________________________________________

432 Olds Station Road                         Wenatchee
________________________________________________________________________
     Street                                     City

                 WA                98801
________________________________________________________________________
County         State             Zip Code        ADDRESS OF DEBTOR (Print)

________________________________________________________________________


________________________________________________________________________


________________________________________________________________________
                     (SIGNATURE OF DEBTOR)

               NOTICE: SEE REVERSE SIDE FOR IMPORTANT INFORMATION


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8.   REMOVAL, SALE AND ACCOUNTING:  Without the prior written consent of Secured
Party, Debtor will not remove the property from the State of Washington. Debtor may sell and dispose of said inventory, in the ordinary course of business, whether now owned or hereafter acquired, so long as the terms and conditions of this Security Agreement are kept and performed by Debtor, including the following which Debtor agrees to perform except as otherwise agreed in writing by Secured Party;

a.   All sales shall be for cash or upon credit for a term not exceeding ninety
(90) days; and

b. All cash proceeds shall immediately be deposited in an account with Secured Party designated as "collateral account" over which Debtor shall have no control whatsoever, and which shall be held as security for the indebtedness of Debtor.

c. All negotiable instruments and chattel paper proceeds shall immediately be endorsed and delivered to Secured Party, with full authority to collect.

d. All resulting accounts receivable arising from the sale or disposition of the inventory are assigned to Secured Party with authority to notify and make collections; Debtor covenants to deliver to Secured Party copies of all invoices and records of collection or aging or otherwise thereof in such form and frequency as Secured Party may require.

e. All "trade-ins" and "returned merchandise" shall be retained by Debtor as "inventory" subject to this Security Agreement.

f. All collections by Secured Party shall be applied to any indebtedness of Debtor secured by this agreement, either through the collateral account or directly, as Secured Party shall elect.

g. From time to time, Secured Party, at its discretion, shall make applications from the collateral account onto any indebtedness secured hereby.

h. Debtor will permit Secured Party or its duly accredited representatives to examine its books and records at all reasonable times during business hours and shall furnish such financial data and financial statements as Secured Party may require from time to time.

i. Whenever any of the property is stored in a warehouse, the warehouse receipts evidencing such storage shall be appropriately endorsed by Debtor and shall immediately be assigned by Debtor and delivered to Secured Party as security for the indebtedness secured hereby.

9. EXPENSES INCURRED BY SECURED PARTY: Secured Party is not required to, but may, at its option, pay any tax or other charge or expense payable by Debtor and any filing or recording fees and any amounts so paid shall be repayable by Debtor upon demand. Debtor will also repay upon demand all of Secured Party's expenses incurred in collecting, insuring, conserving or protecting the collateral or in any inventories, audits, inspections or other examination by Secured Party in respect of the collateral. All such sums shall bear interest at the lesser of 2% per month or the maximum rate permitted by law from the date of payment by the Secured Party until repaid by Debtor and such sums and interest thereon shall be secured hereby. The rights granted by this paragraph are not a waiver of any other rights of Secured Party arising from breach of any of Debtor's covenants.

10. WAIVERS: This Security Agreement shall not be qualified or supplemented by course of dealing. No waiver or modification by Secured Party of any of the terms or conditions hereof shall be effective unless in writing signed by Secured Party. No waiver nor indulgence by Secured Party as to any required performance by Debtor shall constitute a waiver as to any required performance or other obligations of Debtor hereunder.

11. DEFAULT: Time is of the essence in this Security Agreement, and in any of the following events, hereinafter called "Events of Default," to-wit:

a. Any failure to pay when due the full amount of any payment of principal, interest, taxes, insurance premiums or other charges which are or may be secured hereby; or

b.  Any failure to perform as required by any covenant or agreement herein; or

c. The falsity of any representation by Debtor herein or in any credit application or financial statement given by Debtor to Secured Party as a basis for any extension of credit secured hereby; or

d. If the property should be seized or levied upon under any legal or governmental process against Debtor or against the property; or

e. If Debtor becomes insolvent or is the subject of a petition in bankruptcy, either voluntary or involuntary, or in any other proceeding under the federal bankruptcy laws; or makes an assignment for the benefit of creditors; or if Debtor is named in or the property is subjected to a suit for the appointment of a receiver; or

f.  Loss, substantial damage to, or destruction of any portion of the property;
or

g.  Entry of any judgment against Debtor; or

h.  Dissolution or liquidation of Debtor; or

i.  The Secured Party deems itself insecure.

    Then and in any of such events of default, the entire amount of indebtedness secured hereby shall then or at any time thereafter, at the option of Secured Party, become immediately due and payable without notice or demand, and Secured Party shall have an immediate right to pursue the remedies set forth in this Security Agreement.

12. REMEDIES: In the event of a default hereunder, Secured Party shall have all remedies provided by law; and without limiting the generality of the foregoing, shall be entitled as follows:

a.  Debtor agrees to put Secured Party in possession of the property on demand;
and

b. Secured Party is authorized to enter any premises where the property is situated and take possession of said property without notice or demand and without legal proceedings; and

c. At the request of Secured Party, Debtor will assemble the property and make it available to Secured Party at a place designated by Secured Party which is reasonably convenient to both parties; and

d. Debtor agrees that a period of fifteen (15) days from the time notice is sent, by first-class mail or otherwise, shall be a reasonable period of notification of a sale or other disposition of the property; and

e. Debtor agrees that any notice or other communication by Secured Party to Debtor shall be sent to the address of the Debtor stated herein; and

f. Debtor agrees to pay on demand the amount of all expenses reasonably incurred by Secured Party in protecting or realizing on the property. In the event that this Security Agreement or any obligation secured by it is referred to an attorney for protecting or defending the priority of Secured Party's interest or for collection or realization procedures, Debtor agrees to pay a reasonable attorney's fee, including fees incurred in both trial and appellate courts, or fees incurred without suit, and expenses of title search and all court costs and costs of public officials. The sums agreed to be paid in this subparagraph shall be secured hereby; and

g. If Secured Party disposes of the property, Debtor agrees to pay any deficiency remaining after application of the net proceeds to any indebtedness secured hereby.

13. APPLICABLE LAW: This security agreement shall be governed by the laws of the State of Washington.

(WBA) UCC-3   9/82       NOTICE: SEE OTHER SIDE FOR IMPORTANT INFORMATION.






                                                                 Initial _______